                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: November 10, 1997
                        (Date of earliest event reported)


                     FIRSTPLUS HOME LOAN OWNER TRUST 1997-3
                     (Issuer with respect to the Securities)

                        FIRSTPLUS INVESTMENT CORPORATION
                   (Originator of the Trust described herein)
             (Exact name of Registrant as specified in its charter)


         Nevada                        333-26527               75-2596063
(State of Incorporation)         (Commission File No.)      (I.R.S. Employer
                                                            Identification No.)


       3773 Howard Hughes Parkway
             Suite 300N
         Las Vegas, Nevada                                 89109
(Address of Principal executive offices)                (Zip Code)


       Registrant's Telephone Number, Including Area Code: (702) 866-2236

Item 5.  Other Events.

     Reference is hereby made to Amendment No. 1 to the Registrant's Registration Statement on Form S-3 (File No. 333-26527) filed with the Securities and Exchange Commission (the "Commission") on May 22, 1997 (the "Registration Statement"), pursuant to which the Registrant registered $5,000,000,000 aggregate principal amount of its asset backed securities, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended (the "Act"). Reference is also hereby made to the Prospectus dated September 10, 1997 and the related Prospectus Supplement, dated September 10, 1997 (collectively, the "Prospectus"), which were previously filed with the Commission pursuant to Rule 424(b)(5), with respect to the FIRSTPLUS HOME LOAN OWNER TRUST 1997-3 Asset Backed Notes, Series 1997-3, consisting of the following classes of Asset Backed Notes (collectively, the "Offered Securities"): (i) Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class A-5 Notes, Class A-6 Notes, Class A-7 Notes, Class A-8 Notes, Class M-1 Notes, Class M-2 Notes and Class B-1 Notes.

     The Notes were issued pursuant to an Indenture dated as of September 1, 1997 (the "Indenture") between FIRSTPLUS HOME LOAN OWNER TRUST 1997-3 (the "Issuer" or the "Trust") and U.S. Bank National Association, as Indenture Trustee and Co-Owner Trustee (the "Indenture Trustee" and "Co-Owner Trustee"). The Notes are secured by the assets of the Trust pursuant to the Indenture.

     The Registrant is filing this Current Report on Form 8-K for the purpose of filing the Servicer's Monthly Statement (as such term is defined in the Sale and Servicing Agreement dated as of September 1, 1997 among FIRSTPLUS INVESTMENT CORPORATION, as Seller, FIRSTPLUS FINANCIAL, INC., as Transferor and Servicer, FIRSTPLUS HOME LOAN OWNER TRUST 1997-3, as Issuer, and U.S. Bank National Association, as Indenture Trustee and Co-Owner Trustee) for the month of November 1997.


Item 7.  Financial Statements and Exhibits.

   (c)   Exhibits

         Exhibit No.   Description

            99.1       Servicer's Monthly Statement (November 1997)

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                        FIRSTPLUS INVESTMENT CORPORATION



November 10, 1997                       By:   /s/ LEE REDDIN
                                           --------------------------------
                                           Lee Reddin, Vice President

                                 EXHIBIT INDEX


         Exhibit No.   Description
            99.1       Servicer's Monthly Statement (November)